                                                                    Exhibit 21.1


                SUBSIDIARIES OF LOEWEN GROUP INTERNATIONAL, INC.

         Set forth below are all of the entities that are subsidiaries of Loewen Group International, Inc. as of October 26, 2001, and the assumed names under which those entities conduct business. Each entity is a wholly owned direct or indirect subsidiary of Loewen Group International, Inc. unless indicated in parentheses following that entity's name.

ALABAMA

SUBSIDIARY                                                    ASSUMED NAME(S)

Advanced Planning (Alabama), Inc.
Brooks-Cargile Funeral Home, Inc.........................     Brooks-Cargile Funeral Home PNFS
Eastwood Memorial Gardens, Inc.
GTHN Holdings, Inc.
GTHC Holdings, Inc.
Montgomery Memorial Cemetery, Inc.
North Alabama Memorial Gardens, Inc......................     Burningtree Memorial Gardens
Roy Brown - Service Funeral Home, Inc.
Saint Clair Memorial Gardens, Incorporated...............     St. Clair Memorial Gardens, Inc.
Searcy Funeral Home, Inc.
Walker Cemetery Corporation..............................     Walker Chapel Cemetery
                                                              Walker Chapel Funeral Home
                                                              Walker Chapel Memorial Gardens
Woodlawn Memory Gardens, Inc.

ALASKA

SUBSIDIARY                                                    ASSUMED NAME(S)

Evergreen Memorial Chapel, Inc...........................     Alaska Cremation Center
                                                              Evergreen's Eagle River Funeral Home

ARIZONA

SUBSIDIARY                                                    ASSUMED NAME(S)

Carr Mortuary, Inc.......................................     Carr Tenney Mortuary
Cemetery Management Company, Inc.........................     All Faiths Memorial Park
                                                              Desert Rose PNFS
                                                              Desert Vista
                                                              Holy Hope Cemetery
                                                              Our Lady of the Desert
Desert DR Acquisition, Inc...............................     Desert Rose Cremation & Burial
Dimond & Sons Silver Bell Chapel, Inc.
Flagstaff-Greenlaw Mortuary, Inc.........................     Flagstaff Mortuary
Greer - Mountain View Mortuary, Inc......................     Greer's Mountain View Mortuary
Hatfield Funeral Home, Inc...............................     Cochise Memory Gardens Cemetery
                                                              Hatfield Crematory
LHMG Holdings, Inc.
Page Mortuary, Inc.......................................     Greer's Lake View Mortuary
Phoenix Memorial Mortuary, Inc...........................     Phoenix Memorial Park and Mortuary

ARKANSAS

SUBSIDIARY                                                    ASSUMED NAME(S)
Phoenix Memorial Park Association
Yuma Mortuary & Crematory, Inc.
Advance Planning of Arkansas, Inc
Benton County Memorial Park, Inc.........................     Resthaven Pet Cemetery
BTSV Holdings, Inc.
Callison Lough Funeral Home, Inc.
Eastern Arkansas Memorial Gardens, Inc...................     Paradise Gardens
Loewen (Arkansas) Holdings, Inc.
Lough, Inc...............................................     Callison-Lough Funeral Service
Maxwell Holding Company, Inc.
NSHV Holdings, Inc.

CALIFORNIA

SUBSIDIARY                                                    ASSUMED NAME(S)

Advance Funeral Insurance Services
Bannon Disposition, Inc.
Brentwood Funeral Home, Inc.
Calico General Partner, Inc.
Chapel of Seaside, Inc.
Chapel of the Pines Funeral Home, Inc....................     Cold Springs Crematorium
Chapel of the Valley of Castro Valley, Inc...............     Chapel of the Valley Mortuary
Coge Investment Corporation
Conejo Mountain Memorial Park............................     Conejo Mountain Funeral Home PNFS
Conrad Lemon Grove Mortuary, Inc.
Culjis, Miller, Skelton and Herberger, Inc.
DCRM Holdings, Inc.
Delano Mortuary
Directors Succession Planning II, Inc. (85%)
Directors Succession Planning, Inc. (85%)
DSP General Partner II, Inc. (85%)
E. & M. Frandsen, Inc....................................     Fred Young & Company Funeral Director
Funeral Discount Center, Inc.
Greenview Cemetery, Inc.
Guerrero Mortuary, Inc...................................     Guerrero Mortuary Chapel
HDLY Holdings, Inc.
International Memorial Society, Inc......................     Desert Hot Springs Mortuary
                                                              Discant Cremation & Burial Service of the Desert
                                                              Palm Springs Mortuary
Jensen-Carpenter Mortuary, Inc...........................     Colorado River Cremation & Burial
Johnson Funeral Home, Inc.
Keaton Mortuaries, Inc.
Loewen (Alabama), Inc.
Loewen (Indiana), Inc.
Loewen (Texas) II, Inc.
Loewen (Texas), Inc.
Loewen Communication Center, Inc.
McLeod Mortuary, Inc.....................................     McLeod Mortuary-Escondido Chapel

SUBSIDIARY                                                    ASSUMED NAME(S)
Memorial Consultants of California, Inc.
Memory Chapel, Inc.
Merced Funeral Chapel....................................     Stratford Evans Merced Funeral Chapel
Merkley-Mitchell Mortuary................................     Beardsley-Mitchell Funeral Home
Miller's Tulare Funeral Home
Mission Chapel of San Jose, Inc.
Mission Memorial Park....................................     Mission Memorial Park Monterey Peninsula Mortuary
Mission Mortuary, Inc.
Mount Hope Cemetery, Inc.
Nicoletti, Culjis & Herberger Funeral Home, Inc.
Norman's Family Chapel, Inc.
Palm Springs Mausoleum, Inc.
Paris-Frederick Mortuary, Inc.
Pierce Mortuary Chapels, Inc. ...........................     Paul's Chapel
Pinkham-Mitchell Mortuary, Inc. .........................     Pinkham-Mitchell Imperial Beach Mortuary
PMHM Holdings, Inc.
Security Plus Mini & RV Storage, Inc.
Smith-Reardon Incorporated
Stephens & Bean..........................................     Stephens & Bean Funeral Chapel
Universal Memorial Centers V, Inc. ......................     Humphrey Mortuary
                                                              Lodi Memorial Park & Cemetery
                                                              Rocha's Mortuary
Universal Memorial Centers VI, Inc. .....................
Valley Mortuary, Inc.
Wallace-Martin Funeral Home, Inc. (99.95%)...............     Alternative Burial & Cremation Services Inc.
Whitehurst California
Whitehurst, Sullivan, Burns & Blair Funeral Service
Whitehurst-Grim Funeral Service
Whitehurst-Lakewood Memorial Park and Funeral Service....     Lakewood Memorial Park
                                                              Lakewood Memorial Park PNFS
Whitehurst-Loyd Funeral Service
Whitehurst-McNamara Funeral Service......................     Whitehurst-McNamara-Serpa Funeral Home
Whitehurst-Muller Funeral Service
Whitehurst-Norton Funeral Service........................     Whitehurst-Norton-Dias Funeral Service
Whitehurst-Terry Funeral Service
Willow Glen Mortuary, Inc................................     Willow Glenn Funeral Chapel

COLORADO

SUBSIDIARY                                                    ASSUMED NAME(S)

Almont, Inc. ............................................     Boies-Ortega Funeral Home
                                                              George McCarthy Almont Funeral Home and
                                                                 Historic Chapel PNFS
                                                              Wilson-Almont Funeral Home PNFS
                                                              Wilson-Andrews Funeral Home, Cemetery &
                                                                 Crematory
COMO Holdings, Inc.
Imperial Memorial Gardens, Inc. .........................     Green Acres Pet Cemetery & Crematory, Inc.
                                                              Imperial Memorial Funeral Home, Cemetery &
                                                                 Crematory
                                                              Southern Colorado Cremation Society
MVM Holdings, Inc.

CONNECTICUT

SUBSIDIARY                                                    ASSUMED NAME(S)

Gilman Funeral Home, Inc. ...............................     Valade Funeral Home
New England Holding Company, Inc.
Spadaccino Funeral Home, Inc. ...........................     Spadaccino Funeral Homes, Inc

DELAWARE

SUBSIDIARY                                                    ASSUMED NAME(S)

Administration Services, Inc.
American Burial and Cremation Centers, Inc. .............     American Burial and Cremation Center
                                                              American Burial and Cremation
Chapel of Chimes Funeral Home, Inc.
Directors (Texas), L.P. (85%)............................     Bailey Funeral Home
                                                              Brackettville Funeral Home
                                                              Branon Funeral Home
                                                              Campbell Funeral Home
                                                              Clement-Keel Funeral Home
                                                              Community Memorial Funeral Home
                                                              Cooper Funeral Chapel, Inc.
                                                              Coward Funeral Home
                                                              Davis-Morris Funeral Home
                                                              Del Rio Funeral Home
                                                              Edwards Funeral Home
                                                              Edwards Funeral Home - Eastland
                                                              Elliott-Hamil Funeral Home
                                                              Elliott-Hamil Garden of Memories
                                                              Foskey-Lilley-McGill
                                                              Frank W. Wilson Funeral Directors
                                                              Geeslin Funeral Home
                                                              Geo. C. Price Funeral Directors
                                                              Harkey Funeral Home
                                                              Harper-Talasek Executive Office
                                                              Harper-Talasek Family Center
                                                              Harper-Talasek Funeral Homes
                                                              Hewett Funeral Home
                                                              Hubbard-Kelly Funeral Home
                                                              Huff Funeral Home
                                                              Huff/Slay Funeral Home
                                                              Jimerson Funeral Home
                                                              Johnson's Funeral Home
                                                              Kiker-Seale Funeral Home
                                                              Lemons Funeral Home Memorial Chapel
                                                              Lloyd-James Funeral Home
                                                              Memorial Funeral Home Memorial
                                                              Funeral Home of Seminole N.S.
                                                              Griggs & Sons Funeral Directors
                                                              Odessa Funeral Home
                                                              Odessa Mortuary and Funeral Chapel

SUBSIDIARY                                                    ASSUMED NAME(S)
                                                              Paradise Chapel of Roses Mortuary
                                                              Pecos Funeral Home
                                                              Rains-Seale Funeral Home
                                                              Santa Anna Funeral Home
                                                              Scott's Funeral Home
                                                              Seven Kids Smith-Rogers Funeral Home
                                                              Tembico Tembico Financial Services
                                                              The Seale Group, Inc.
                                                              Thompson Funeral Home
                                                              Van Horn Funeral Home
                                                              Wallace Funeral Home
                                                              Wood-Dunning Funeral Home
Eagle Lending, Inc. .....................................     Eagle Lending, Inc. & Loewen Collections, Inc.
Family Memorial Casket Center, Inc.
Gorder Funeral Home, Inc.
Great Lakes Cemetery Corp.
H.P. Brandt Funeral Home, Inc.
HMP Acquisition, Inc.
Lester L. Hayman Funeral Home, Inc. .....................     Hubert C. Baker Funeral Home
Lienkaemper Chapels, Inc. ...............................     Nyssa Lienkaemper Chapel
                                                              Ontario Lienkaemper Chapel
                                                              Vale's Lienkaemper Chapel
LMG Holdings, Inc.
Loewen (Alabama), L.P. ..................................     Bayview Funeral Homes and Cemeteries -
                                                                   Bayview Cemetery
                                                              Bayview Funeral Homes and Cemeteries -
                                                                   Daphne-Spanish Fort Chapel
                                                              Bayview Funeral Homes and Cemeteries -
                                                                   Fairhope Chapel
                                                              Bayview Funeral Homes and Cemeteries - Foley
                                                                   Chapel
                                                              Bayview Funeral Homes and Cemeteries -
                                                                   Memory Gardens of Fairhope
                                                              Curtis & Son Funeral Home, Inc.
                                                              Fuqua-Bankston Funeral Home
                                                              Kilgroe Funeral Home, Inc.
                                                              Limestone Memorial Gardens
                                                              Moss Service Funeral Home
                                                              Roselawn Funeral Home and Cemetery
                                                              Roselawn Funeral Home and Cemetery PNFS
Loewen (Indiana), L.P. ..................................     Aaron Funeral Home
                                                              Day Mortuary, Inc.
                                                              Moster and Cox Mortuary, Inc.
                                                              Noffze Funeral Home
                                                              Owens Funeral Home, Inc.
                                                              Tennis Funeral Home
                                                              Titus Funeral Home, Inc.
                                                              Valhalla Memory Gardens, Inc.
Loewen (Texas), L.P. ....................................     Angelus Funeral Home
                                                              Blanton Niday
                                                              Cashner Funeral Home
                                                              Earthman Baytown Funeral Home

SUBSIDIARY                                                    ASSUMED NAME(S)
                                                              Earthman Bellaire Funeral Home
                                                              Earthman Downtown Funeral Home
                                                              Earthman Gulf Funeral Home
                                                              Earthman Hunters Creek Funeral Home
                                                              Earthman North Funeral Home
                                                              Earthman Southwest Funeral Home
                                                              Galloway & Sons
                                                              Galloway & Sons, Inc.
                                                              Harding-Orr-McDaniel
                                                              J.B. Earthman Tanglewood Funeral Directors
                                                              Martin's Funeral Homes & Cemeteries
                                                              Memory Gardens Cemetery
                                                              Mt. Franklin Funeral Home
                                                              Palmer Mortuary
                                                              Southside Funeral Home
                                                              Virgil Wilson Mortuary
Loewen Corporate Benefits of North Carolina, Inc.
Loewen Group Acquisition Corp.
Loewen Group Capital, L.P.
Loewen Life Insurance Group, Inc.
Loewen Management Investment Corporation
MCM Acquisition, Inc.
Michigan Cemetery Management, Inc.
Mountain View Floral, Inc.
Neweol Investments (U.S.A.), Inc.
O'Connor Funeral Home & Crematory, Inc.
Oehler Building Corporation
Osiris Holding Corporation ..............................     Crown Hill Memorial Park and Mausoleum
                                                              Graceland Memorial Gardens
                                                              The Loewen Group - Philadelphia
Retz Funeral Home, Inc.
Roses Delaware, Inc.
Short's Funeral Chapel, Inc.
SNST Holdings, Inc.
SSC Holdings, Inc.
Sunset Acquisition Corporation ..........................     Sunset Memorial Park and Funeral Home
Wm. F. Cushing, Inc.

DISTRICT OF COLUMBIA

SUBSIDIARY                                                    ASSUMED NAME(S)

Stein Hebrew Memorial Funeral Home, Inc.
Takoma Funeral Home, Inc.

FLORIDA

SUBSIDIARY                                                    ASSUMED NAME(S)

Abreu Gonzalez Funeral Homes, Inc. ......................     Funeraria Abreu Gonzalez
Bess-Kolski-Combs, Inc.
Beth David Memorial Gardens, Inc. .......................     Beth David Memorial Gardens and Chapel
Blasberg Memorial Chapels, Inc.
Cardwell Funeral Home, Inc. .............................     Cardwell & Maloney Funeral Homes

SUBSIDIARY                                                    ASSUMED NAME(S)
Charlotte Memorial Gardens Acquisition, Inc..............     Charlotte Memorial
                                                              Charlotte Memorial Funeral Home & Memorial
                                                                Gardens
Coral Ridge Funeral Home and Cemetery, Inc.
Curry Raley Funeral Home, Inc.
Dale Maloney Funeral Home, Inc.
Eternal Light Funeral Directors and Counselors, Inc. ....     Eternal Light Funeral Chapel
Funeral Services Acquisition Group, Inc. ................     C.E. Prevatt Funeral Home
                                                              Cedar Hill Chapel
                                                              Chapel Hill Gardens
                                                              Coleman & Ferguson Funeral Homes
                                                              Crematory of Northwest Florida
                                                              Green Mountain Cemetery, Inc.
                                                              Howe Mortuaries
                                                              Koontz Little Chapel
                                                              Liveoak Park Memorial Cemetery
                                                              McLaughlin Mortuary
                                                              McLaughlin Twin Cities Funeral Home
                                                              McLaughlin-Aultman Funeral Home
                                                              McNeil-Keyes Funeral Home
                                                              Oakley Funeral Homes
                                                              Star of David
                                                              Star of David Memorial Gardens Cemetery and
                                                                 Funeral Chapel
Garden Sanctuary Acquisition, Inc. ......................     Garden Sanctuary Funeral Home and Cemetery
Harris Funeral Home, Inc.
Jewish Memorial Society, Inc.
Joseph B. Cofer Funeral Home, Inc. ......................     Cofer-Kolski-Combs Funeral Homes
Kadek Enterprises of Florida, Inc. ......................     Lee Memorial Park
                                                              Lee Memorial Park & Crematory
                                                              Lee Memorial Park Funeral Home
Knauff Funeral Home, Inc.
Kraeer Funeral Homes, Inc. ..............................     Mixson Funeral Home
Kraeer Holdings, Inc. ...................................     American Burial & Cremation Center at Jennings
                                                                 Funeral Home
                                                              Biggs Funeral Homes
                                                              Dean-Lopez Funeral Home
                                                              Evans-Carter Funeral Home
                                                              Fairchild North Federal Chapel
                                                              Florida Keys Crematory
                                                              Fraser Funeral Home
                                                              Gooding Funeral Home
                                                              Helm Funeral Home
                                                              Hodges Funeral Chapel
                                                              Hodges Golden Gates
                                                              Hodges-Josberger
                                                              Funeral Home
                                                              Joe P. Burns Funeral Home
                                                              Key West Mortuary
                                                              Mason Funeral Home
                                                              Pritchard Funeral Home
                                                              Rhodes Funeral Directors, Inc.
                                                              Sasser-Morgan-McClellan Funeral Home
                                                              Sherrill Medicar

SUBSIDIARY                                                    ASSUMED NAME(S)
                                                              Yates-Gooding Funeral Home
Levitt Memorial Chapel, Inc.
Levitt-Weinstein Memorial Chapels, Inc. .................     Levitt-Weinstein Memorial Chapel
                                                              Balsberg Rubin-Zilbert
LM Park, Inc. ...........................................     Eternal Light Funeral Chapel
                                                              Lakeside Memorial Park
Martin Funeral Home Acquisition, Inc. ...................     Rose Lawn Funeral Home
                                                              Rose Lawn Funeral Home & Cemetery
Memorial Services Acquisition, Inc. .....................     Bradenton Funeral Home
                                                              Charlotte Memorial Funeral Home
                                                              Robarts Funeral Home
Memorial Services Corporation............................     Forest Lawn Memorial
                                                              Rose Lawn Cemetery
                                                              Rose Lawn Funeral Home & Cemetery
MHI Financial, Inc.
MHI Group, Inc.
Moody Funeral Home, Inc.
Mount Nebo Chapels, Inc.
Mount Nebo Memorial Gardens, Inc. .......................     Mt. Nebo/Kendall Memorial Gardens
Mount Nebo of the Palm Beaches Memorial Gardens, Inc.
Naples Memorial Gardens, Inc.
North American Cremation Society, Inc.
Osiris Holding of Florida, Inc. .........................     Balsberg Rubin-Zilbert
                                                              Graceland Funeral Home
                                                              Graceland Memorial Park North
                                                              Graceland Memorial Park South
                                                              Royal Palm Funeral & Cemetery North
                                                              Royal Palm Funeral Home & Cemetery North
                                                              Graceland Funeral Home PNFS
Palm Beach County Community Chapel, Inc. ................     Palm Beach Community Chapel PNFS
Phil Kiser Funeral Home, Inc.
Resmal, Inc.
Riverside Memorial Park, Inc.
Royal Palm Acquisition Corporation.......................     Royal Palm Cemetery
Sarasota Memorial Park Acquisition, Inc. ................     Sarasota Memorial Park Cemetery
Scott Funeral Home, Inc.
Security Trust Plans, Inc.
Sherrill-Guerry Funeral Home, Inc. ......................     Sherrill-Guerry Medicar
Sinai Funeral Home, Inc.
Skyway Memorial Gardens Acquisition, Inc. ...............     Skyway Memorial Gardens
Star of David Memorial Gardens, Inc.
Weinstein Family Services, Inc.
Wylie-Baxley Funeral Home, Inc. .........................     Cocoa Funeral Home
                                                              Wylie-Baxley Merritt Island Funeral Home
                                                              Wylie-Baxley Rockledge Funeral Home
                                                              Wylie-Baxley Titusville Funeral Home

GEORGIA

SUBSIDIARY                                                    ASSUMED NAME(S)

A.C. Hemperley & Sons, Inc.
Advanced Planning of Georgia, Inc.

SUBSIDIARY                                                    ASSUMED NAME(S)
Alpharetta Funeral Home, Inc. ...........................     Louie E. Jones Funeral Home
BN Incorporated
Broadlawn, Inc. .........................................     Broadlawn Memorial Gardens
Carothers Holding Company (Georgia), Inc. ...............     Bulloch Memorial Gardens
                                                              Eastbrook Cemetery & Mausoleum, Inc.
                                                              Hodges-Turner-Anderson Funeral Home
                                                              May & Smith Funeral Directors - Sandersville
                                                                 Chapel
                                                              NeSmith Funeral Home
                                                              Peebles-Curry-Durden Mortuary Inc.
                                                              Shepard Funeral Home
                                                              Tara Garden Chapel Funeral Directors
                                                              Thompson-Strickland-Waters Funeral Home, Inc.
Cemetery Sales Holding Corp.
Crest Lawn Acquisitions, Inc.
Dekle-Wainright Funeral Home, Inc. ......................     Edo Miller/Dekle-Wainright Funeral Home
E.K. May Funeral Home, Inc. .............................     May & Smith Funeral Directors - Tennille Chapel
Edo Miller & Sons, Inc. .................................     Edo Miller and Sons Funeral Home
Forest Hills Management Company
Forest Lawn Memorial Gardens, Inc.
Foster Family Funeral Home, Inc. ........................     Roswell Funeral Home
Frazier & Son Funeral Home, Inc. ........................     Frazier-Holt Funeral Directors
Frederica Cemeteries, Inc. ..............................     Oglethorpe Memorial Gardens
Green Lawn Cemetery Corporation .........................     Green Lawn Cemetery & Mausoleum
Harrell-Faircloth Funeral Home, Inc. ....................     Pinecrest Memory Gardens
Harvey Funeral Home, Inc. ...............................     Harvey's Reese Park Chapel
Horizon-Glynn Properties, Inc. ..........................     Chapel Park Cemetery
James & Dean, Inc. ......................................     Kennedy Memorial Gardens
KNDM Holdings, Inc.
KNDY Holdings, Inc.
Loewen (Georgia), Inc. ..................................     Georgia Memorial Park Cemetery, Inc.
                                                              Greenhills Memory Gardens
                                                              Hillcrest Memorial Park
                                                              Kennesaw Memorial Park
                                                              Lafayette & Greenhills Memory Gardens
                                                              Macon Memorial Park Cemetery
                                                              Macon Memorial Park Funeral Home
                                                              Mountain View Cemetery
                                                              Mountain View Park Cemetery, Inc.
                                                              Pine Ridge Memorial Park
                                                              Sherwood Memorial Park and Mausoleum
                                                              Southeastern Advertising And Sales System, Inc.
                                                              Sunset Memorial Gardens & Mausoleum
Lowe's Funeral Home, Inc.
Macedonia Memorial Park, Inc.
Mann-Walden Funeral Home, Inc. ..........................     Mann & Walden
                                                              Mann & Walden Funeral Home, Inc.
Melwood Cemetery, Inc. ..................................     Melwood Cemetery and Gardens
Morrison Funeral Home, Inc. .............................     McLamb-Morrison Funeral Home
Mozley Memorial Gardens, Inc.
Parkway Garden Chapel, Inc.
Poteet Holdings, Inc. ...................................     Carmichael-Hemperley Funeral Home, East Point
                                                              Carmichael-Hemperley Funeral Home, Peach Tree
                                                              Fairview Chapel

SUBSIDIARY                                                    ASSUMED NAME(S)

                                                              Fairview Memorial Gardens, Inc.
                                                              Glenwood Chapel
                                                              Hubert C. Baker Funeral Home
                                                              Metro Crematory
                                                              Murchison Funeral Home, Inc.
                                                              Owen Funeral Home
                                                              Poteet Funeral Homes - Downtown Chapel
                                                              Poteet Funeral Homes - South Augusta Chapel
                                                              Poteet Funeral Homes - West Augusta Chapel
                                                              Rockdale Chapel
                                                              Stone Mountain Chapel
RBTG Holdings, Inc.
Roundtree Funeral Home, Inc.
Sandy Springs Acquisition Corporation
Sandy Springs Chapel, Inc.
Sandy Springs Development Corporation
SHDL Holdings, Inc.
Sims-Medford Enterprises, Inc. ..........................     Rolling Hills Memory Gardens
Smith-Tillman Mortuary, Inc.
Southeastern Funeral Homes, Inc. ........................     Georgia Memorial Park Funeral Home and Cemetery
                                                                 Winkenhofer Chapel
                                                              Winkenhofer Pine Ridge Funeral Home
Sunset Memory Gardens, Inc.
Thomas L. King Funeral Home, Inc.
United Cemetery Management & Development Corp.
Woodstock Funeral Home, Inc.

HAWAII

SUBSIDIARY                                                    ASSUMED NAME(S)

50th State Funeral Plan, Ltd.
Alternative Acquisition, Inc. ...........................     Homelani Memorial Park, Inc.
                                                              Kona Memorial Park
Associated Memorial Group, Ltd. .........................     Nuuanu Mortuary
                                                              Kukui Mortuary
                                                              Windward Mortuary
                                                              Diamond Head Mortuary
Hawaiian Memorial Park Mortuary Corporation .............     Ordenstein's Williams Funeral Services
                                                              Ordenstein's Hawaiian Memorial Park Mortuary
Maui Funeral Plan, Inc.
Maui Memorial Park, Inc.
Nakamura Mortuary, Inc.
Ordenstein Holding Company, Inc.
The Center for Pre-Arranged Funeral Planning, Inc.
Valley of the Temples Mortuaries, Ltd. ..................     Valley of the Temples Memorial Park
Windward Crematory, Inc.                                      Windward Mortuary

IDAHO

SUBSIDIARY                                                    ASSUMED NAME(S)

RCI Holdings, Inc.
Reynolds Funeral Chapel, Inc.
Sunset Memorial Park, Inc.
White Mortuary, Inc. ....................................     White Mortuary & Crematory

ILLINOIS

SUBSIDIARY                                                    ASSUMED NAME(S)

Allen-Melvin Funeral Home, Ltd. .........................     Allen-Grennan Funeral Homes, Ltd.
Brown Funeral Home, Ltd. ................................     Care Memorial of Illinois
Cedar Park Acquisition, Inc.
Chapel Hill Memorial Gardens & Funeral Home Ltd. ........     Chapel Hill
                                                              Chapel Hill Memorial Gardens
Chicago Cemetery Corporation ............................     Beverly Cemetery
                                                              Ever Rest Cemetery
                                                              Lincoln Cemetery
                                                              Oak Hill Cemetery
Chrastka Funeral Home, Ltd. .............................     Funeraria La Paz
Community-Opyt Funeral Home, Ltd. .......................     Opyt-Brown Funeral Homes Ltd.
Devon Livery, Inc.
Elmwood Acquisition Corporation .........................     Eden Cemetery
                                                              Elmwood Cemetery
                                                              Hills of Rest Cemetery
                                                              Irving Park Cemetery
Evergreen Memorial Gardens, Inc. ........................     Evergreen Memory Gardens
                                                              Grandview Memorial Gardens
Fitzpatrick Funeral Services, Ltd. ......................     Fitzpatrick Funeral Service, Ltd.
                                                              Care Memorial of Illinois
Furman Funeral Home, Inc.
Genesis Associates, Ltd.
Glendale Memorial Gardens, Inc. .........................     Oak Lawn Memorial Gardens
                                                              Rest Haven Memorial Gardens
Grennan Funeral Home, Ltd.
Horizon Funeral Direction, Inc.
Memorial Consultants, Inc.
Memorial Gardens Association, Inc. ......................     Forest Lawn Memory Gardens
                                                              Greenview Memorial Gardens
                                                              Kankakee Memorial Gardens
                                                              Swan Lake Memory Gardens
                                                              White Chapel Memory Gardens
Mittendorf Calvert Funeral Home, Ltd.
Mount Auburn Funeral Home, Inc.
Mount Auburn Memorial Park, Inc. ........................     Mount Auburn Memorial Park & Funeral Home
                                                              Mount Auburn Memorial Park and Funeral Home
Mount Hope Woodlawn Corporation .........................     Lincoln Memorial Gardens
                                                              Mount Hope Cemetery & Mausoleum
                                                              Roselawn Cemetery
                                                              Woodlawn Cemetery
National Home Service Institute, Inc.
NMM Holdings, Inc.

SUBSIDIARY                                                    ASSUMED NAME(S)
Oakland Memory Lanes, Inc.
OBC Acquisitions, Ltd. ..................................     Lauterburg-Oehler
                                                              Oehler
                                                              Oehler Funeral Homes
Osiris Holding of Illinois, Inc. ........................     Mount Olive Cemetery
Pineview Memorial Park, Inc. ............................     Aarrowood Pet Cemetery
                                                              Highland Memorial Park
                                                              Northshore Garden of Memories
                                                              Willow Lawn Memorial Park
Pre-Arrangement Consultants, Inc.
Ridgewood Cemetery Company, Inc. ........................     Ridgewood Cemetery & Mausoleum
Robert A. Weinstein Funeral Directors, Ltd.
Robert A. Weinstein, Ltd.
Ruzich Funeral Home, Inc. ...............................     Brown Funeral Home
Tazewell County Memorial Gardens, Inc. ..................     Hillcrest Memory Gardens
The Oak Woods Cemetery Association ......................     Oak Woods Cemetery
Weinstein Brothers, Inc. ................................     Weinstein Family Services
                                                              Weinstein Family Services - Buffalo Grove
Weinstein Chapels, Inc.
Weinstein Family Services, Inc.
Westwood Memorial Chapel, Inc. ..........................     Grant Tapella Freitag Westwood Funeral Home
                                                              Westwood Memorial Chapel Grant-Tapella-Freitag
Windridge Funeral Home, Ltd.                                  American Family Funeral Services, Inc.
                                                              McHenry County Memorial Park, Inc.
                                                              Windridge, Inc.
Woodlawn Cemetery of Chicago, Inc.
Woodlawn Memorial Park, Inc. ............................     Woodlawn Memorial Park Cemetery
Zefran Funeral Home, Ltd.

INDIANA

SUBSIDIARY                                                    ASSUMED NAME(S)

Advance Planning of America, Inc.
AFH, Inc.
Alexandria Cemetery Association, Inc.
B & H Contractors, Inc. .................................     Sunset Memorial Park Cemetery & Mausoleum
Berhalter-Hutchins Funeral Home, Inc. ...................     Hutchins Funeral Home
BKNL Holdings, Inc.
Bond-Mitchell Funeral Home, Inc.
Brocksmith Funeral Home, Inc.
Brosmer-Drabing Funeral Home, Inc.
Care Memorial of Indiana, Inc.
Chapel Lawn Memorial Gardens, Inc. ......................     Chapel Lawn Memorial Gardens & Funeral Home
Daviess Co. Cemetery Assoc., Inc.
Denbo Funeral Home, Inc. ................................     Dillman-Green Funeral Home
Deremiah-Frye Mortuary, Inc. ............................     Deremiah-Frye Mortuary, Green & Harrell Chapel
Elzey & Haggard Funeral Homes, Inc. .....................     Elzey & Haggard Home for Funerals
                                                              Elzey-Patterson-Rodak Funeral Home
Ever Rest Memorial Park, Inc.
Foster and Good Funeral Home, Incorporated ..............     Grossman Funeral Home
Gardens of Memory, Inc.
Gordon E. Utt Funeral Home, Inc. ........................     Gordon E. Utt Funeral Homes, Inc.
Green Lawn Cemetery, Inc.

SUBSIDIARY                                                    ASSUMED NAME(S)
Kemple Funeral Homes, Inc. ..............................     Kemple-Dillman-Ellis Funeral Home
                                                              Kemple-Dillman-Hunter Funeral Home
Mayflower National Life Insurance Company
McClure Funeral Service, Inc.
NWCC Holdings, Inc.
Oak Enterprises, Inc. ...................................     Riverview Cemetery
RSHV Holdings, Inc.
Ruzich Funeral Home, Inc.
South Bend Highland Cemetery Association, Inc. ..........     Highland Cemetery
St. Joseph Valley Memorial Park, Inc.

IOWA

SUBSIDIARY                                                    ASSUMED NAME(S)

Blackhawk Garden of Memories, Inc. ......................     Garden of Memories - Cedar Valley
                                                              Garden of Memories Cemetery & Mausoleum
Burlington Cemetery Management, Inc. ....................     Memorial Lawn - Burlington Memorial
                                                              Memorial Lawn - Sunset Memorial
                                                              Memory Gardens - Hillcrest Memorial
Loewen (Iowa), Inc. .....................................     Lange Funeral Home
Memory Gardens, Inc. ....................................     Memorial Lawn-Memory Gardens
Mass-Hinitt-Alexander Funeral Home, Inc. ................     Alexander-Johnson Funeral Chapel
North Lawn Cemetery, Inc.
Shrine of Memories, Inc. ................................     Memorial Lawn Cemetery

KANSAS

SUBSIDIARY                                                    ASSUMED NAME(S)

Byrd-Snodgrass Funeral Home, Inc. .......................     Byrd - Hillside Funeral Home
CLNL Holdings, Inc.
FRY Holdings, Inc.
HKS Holdings, Inc.
JNSK Holdings, Inc.
Murdock Funeral Home, Inc.
Potts Funeral Home, Inc. ................................     Potts Chapel
PSBG Holdings, Inc.
Quiring Monument Company ................................     Hillside Funeral Home
RGOM Holdings, Inc.
SNKS Holdings, Inc.
Southeastern Cemeteries Association
Sperry-McConnell-Bath Funeral Homes, Inc. ...............     Bath Funeral Homes

KENTUCKY

SUBSIDIARY                                                    ASSUMED NAME(S)

Advanced Planning of Kentucky, Inc.
BCFH Holdings, Inc. (99.6%)
Bowling Green - Warren County Memorial Gardens, Inc.
CBSV Holdings, Inc.
CWF Holdings, Inc. (99.91%))
DMFH Holdings, Inc. (99.01%)

SUBSIDIARY                                                    ASSUMED NAME(S)
DNVL Holdings, Inc.
EAMG Holdings, Inc.
FRSL Holdings, Inc.
GHMG Holdings, Inc.
GJFH Holdings, Inc. (99.1%)
Golden Oaks Memorial Gardens, Incorporated
HCRT Holdings, Inc.
JSFH Holdings, Inc. (99.01%)
KMBG Holdings, Inc.
LDSY Holdings, Inc. (99.9%)
LJL Holdings, Inc. (97.9%)
LMGW Holdings, Inc.
Loewen (Kentucky), Inc. (99.01%)
Loewen Group Inc.
MCLS Holdings, Inc.
Memory Gardens, Inc.
MPW Holdings, Inc.
MURY Holdings, Inc.
NRHI Holdings, Inc.
Osiris Holding of Kentucky, Inc.
RGR Holdings, Inc. (99.01%)
RTH Holdings, Inc. (93.75%)
SBHJ Holdings, Inc. (97%)
STSB Holdings, Inc.
SXP Holdings, Inc.
The Loewen Children's Foundation (non-profit corporation
   managed by LGII, not owned)
TPFH Funeral Home, Inc. (99.9%)
WLDR Holdings, Inc. (99%)

LOUISIANA

SUBSIDIARY                                                    ASSUMED NAME(S)

Advance Planning of Louisiana, Inc.
Beau Pre Memorial Park, Inc.
Cemetery Management Corp.
Evangeline Funeral Home, Inc. ...........................     Evangeline Funeral Homes, Inc.
Floral Hill Cemetery Limited Partnership
FPCE Holdings, Inc.
FPCW Holdings, Inc.
H. C. Alexander Funeral Home, Inc. ......................     Alexander Funeral Home
Leitz-Eagan Funeral Home, Inc.
Loewen Louisiana Holdings, Inc. .........................     Bultman's Funeral Service
                                                              Jacob Schoen And Son Funeral Home
                                                              Key Florals
                                                              Lamana-Panno-Fallo Funeral Home
                                                              McMahon-Coburn-Briede Funeral Home
                                                              P.J. McMahon & Sons Funeral Home
                                                              Resthaven Gardens of Memory
                                                              Schoen Funeral Home
                                                              Schoen Funeral Home of Slidell
                                                              Tharp-Sontheimer Tharp Funeral Home
                                                              Tharp-Sontheimer-Laudumiey Funeral Home

SUBSIDIARY                                                    ASSUMED NAME(S)
                                                              West Side Funeral Home
Mayflower Corporate Services, Inc.
New Orleans Limousine Service, Inc. (86.1%)
Ourso Funeral Home, Airline Gonzales, Inc. ..............     Hargrave Funeral Home
                                                              Ourso Funeral Home
Ourso Funeral Home, Inc.
Security Plan Fire Insurance Company
Security Plan Life Insurance Company
Woodlawn Memorial Park, Inc. ............................     Garden of Memories

MARYLAND

SUBSIDIARY                                                    ASSUMED NAME(S)

Advanced Planning Services of Maryland, Inc.
Leasure-Stein Management Company, L.L.C.
Robert E. Evans Funeral Home, Inc. ......................     Leroy O. Dyett Funeral Home
The Huntt Funeral Home, Inc. ............................     The Huntt Funeral Home, Inc. & Crematory

MASSACHUSETTS

SUBSIDIARY                                                    ASSUMED NAME(S)

Byron's Funeral Homes, Inc. (49%) .......................     City Burial and Cremation Services
Cuffe-McGinn Funeral Home, Inc. (49%)
Doane Beal & Ames, Inc. (49%) ...........................     Nickerson Funeral Home
Doba-Haby Insurance Agency, Inc.
Ernest A. Richardson Funeral Home, Inc. (49%) ...........     Richardson-Gaffey Funeral Home
Gaffey Funeral Home, Inc. (49%) .........................     Arlington Funeral Home
Hafey Funeral Service, Inc. (49%)
John C. Mulry Funeral Homes, Inc. (49%)
Loewen Cape Cod Holdings (1991), Inc.
Loewen Eastern Massachusetts Holdings (1992), Inc.
Loewen Massachusetts Holdings (1991), Inc. ..............     Byron's Funeral Home
Ratell Funeral Home, Inc. (40%)

MICHIGAN

SUBSIDIARY                                                    ASSUMED NAME(S)

AMG, Inc. ...............................................     Albion Memory Gardens
APC Association .........................................     Acacia Park Cemetery
Care Memorial Society, Inc.
Covell Funeral Home, Inc.
Covell-Smith Funeral Home, Inc.
Edward Swanson & Son Funeral Home, Inc.
FLMG Cemetery Corp. .....................................     Country Meadows Pet Cemetery
                                                              Forest Lawn Memorial Gardens
                                                              Graceland Memorial Park and Mausoleum
                                                              Midland Memorial Gardens
Forest LMP, Inc. ........................................     Forest Lawn Memorial Park
Gethsemane Mausoleum and Sales Company
GOR Cemetery Corp. ......................................     Gardens of Rest Memorial Park
Halverson Chapel, Inc.

SUBSIDIARY                                                    ASSUMED NAME(S)
Hibbard-Ruggles Funeral Home, Inc. ......................     Hibbard Funeral and Cremation Service, Inc.
Hill Funeral Home, Inc.
KAL Cemetery Management, Inc.
Loewen (Michigan), Inc. .................................     Ball-Dunn Chapel
                                                              DeWitt Chapel
                                                              East Chapel
                                                              Lansing Chapel
                                                              Life's Landscapes
                                                              Neller Chapel
                                                              Williamston Chapel
Loewen HDG Acquisition, Inc.
Maple Valley Chapel, Inc.
Memorial Guardian Company
NCG Cemetery Corp. ......................................     Northland Chapel Gardens
OCG Cemetery Corp. ......................................     Oak Lawn Chapel Gardens
Osiris Holding of Michigan, Inc. ........................     Mt. Hope Memorial Gardens
OVC Association .........................................     Oakview Cemetery Association
Paws Pet Cemetery, Inc. .................................     Roseland Park Cemetery & Crematory
Peace Rose, Inc. ........................................     Hill Funeral Home, Saginaw Office
Peter Feldpaush & Co., Inc.
Restlawn Acquisition, Inc. ..............................     Floral View Memorial Gardens
                                                              Kent Memorial Gardens
                                                              Rest Lawn Memorial Gardens
Resurrection Funeral Home, Inc.
RKL Supply, Inc. ........................................     Bay Monument Company
                                                              Eastlawn Memorial Gardens
                                                              Elm Lawn Cemetery
                                                              Forest Lawn Granite and Bronze Works
                                                              Oakwood Memorial Mausoleum
                                                              Roselawn Memorial Gardens
Roseland Park Sales Company
Roseland, Inc.
Star Cement and Vault Company
UMG, Inc. ...............................................     United Memorial Gardens
                                                              United Memorial Gardens Family Services
Wachterhauser-Brietzke Funeral Homes, Inc. ..............     Wachterhauser Funeral Home
WMP, Inc. ...............................................     Washtenong Memorial Park
Woodlawn (Michigan), Inc. ...............................     Grandlawn Cemetery
                                                              Woodlawn Cemetery
Woodmere, Inc. ..........................................     Woodmere Memorial Park
Wren Funeral Home, Inc.

MINNESOTA

SUBSIDIARY                                                    ASSUMED NAME(S)

Advance Planning of Minnesota, Inc.
Bell Bros., Incorporated ................................     Bell Brothers Chapel
                                                              Jarvi-Dowd Chapel
Care Memorial of Minnesota, Inc.
East Metro Agency, Inc.
Enga Memorial Chapels, Inc. .............................     Enga-White & Gleason Funeral Chapels
                                                              Enga-White & Gleason Funeral Chapels

SUBSIDIARY                                                    ASSUMED NAME(S)
Gleason Mortuary, Inc.
Kapala-Glodek Funeral Service, Ltd. .....................     Kapala-Glodek Crystal New Hope Malone Chapel
                                                              Kapala-Glodek Northeast Chapel
Kapala-Glodek Gearhart Funeral Home, Inc. ...............     Anoka Chapel
                                                              Gearhart Coon Rapids Chapel
Malone Funeral Home, Inc.
Morningside Memorial Gardens, Inc.
WHC, Inc.
Wulff Family Mortuary, Inc. .............................     Crestwood Park Mortuary
                                                              Godbout Mortuary
                                                              Woodlane Mortuary

MISSISSIPPI

SUBSIDIARY                                                    ASSUMED NAME(S)

Advance Planning of Mississippi, Inc.
Baldwin-Lee Funeral Homes, Inc. .........................     Baldwin-Lee Funeral Home
Barham Funeral Home, Inc. ...............................     Forest Lawn Memory Gardens
                                                              Livingston Memorial Gardens
                                                              Meridian Memorial Park
                                                              Sumter County Memorial Gardens
Browning Funeral Home, Inc. Water Valley, Mississippi ...     Browning Funeral Home
Browning Funeral Homes, Inc. ............................     Browning Funeral Home
Cardinal Flowers and Fine Gifts, Inc. ...................     Panache
Cockrell Funeral Home, Inc.
Coleman Funeral Home, Inc.
F.J.W. Incorporated .....................................     Memorial Funeral Home
Family Care, Inc.
Fisher-Riles Funeral Insurance Company ..................     Fisher-Riles Insurance
Floral Hills Memorial Gardens, Inc.
Frank J. Fisher Funeral Directors, Inc. .................     Fisher-Riles Funeral Directors
Gulf Coast Funeral Services, Inc.
Holder-Wells Funeral Home, Inc.
Magnolia Memorial Gardens of Meridian, Inc. .............     Magnolia Cemetery
McPeters, Incorporated - Funeral Directors ..............     McPeters, Inc. - Funeral Directors
Newton County Memorial Gardens, Inc.
Parkway Memorial Cemetery Corporation ...................     Wright & Ferguson Funeral Home
Riemann Enterprises, Inc. ...............................     Gulf Pines Memorial Gardens
Riemann Funeral Homes, Inc. .............................     Riemann Funeral Home
                                                              Riemann Memorial Funeral Home
Riemann Funeral Insurance Company, Inc.
Riemann Holdings, Inc.
Riemann Insurance Company, Inc.
Roseland Park Cemetery, Inc. ............................     Beverly Memorial Company
                                                              Hillcrest Cemetery
Southern Memorial Park, Inc.
Stephens Burial Association, Inc.
Stephens Funeral Benefit Association, Inc.
Stephens Funeral Fund, Inc.
Stephens Funeral Homes, Inc.
Stringer's Hartman-Baldwin Funeral Home, Inc. ...........     Stringer Funeral Home
Thweatt Funeral Insurance Company, Inc.
Thweatt-King Funeral Home, Inc.
Wright & Ferguson Funeral Home

MISSOURI

SUBSIDIARY                                                    ASSUMED NAME(S)

Loewen Missouri, Inc.
Missouri Cemetery Management, Inc.
Mount Auburn Cemetery Company
PCTH Holdings, Inc.

MONTANA

SUBSIDIARY                                                    ASSUMED NAME(S)

GMG Holdings, Inc.
Montana Memorial Services, Inc.
SGB Holdings, Inc.

NEBRASKA

SUBSIDIARY                                                    ASSUMED NAME(S)

BEBM Holdings, Inc.
Moon Acquisition, Inc.

NEVADA

SUBSIDIARY                                                    ASSUMED NAME(S)

American Burial & Crematory Service .....................     American Burial & Crematory
Davis Funeral Home Memorial Plan ........................     Davis Estate Plans
Davis Funeral Home, Inc. ................................     Davis Paradise Valley Funeral Home
Paradise Memorial Gardens, Inc.

NEW HAMPSHIRE

SUBSIDIARY                                                    ASSUMED NAME(S)

Loewen New Hampshire Holdings 1990, Inc.
McHugh Funeral Home, Inc. (49%) .........................     McHugh Funeral Home and Cremation Service
Robert Douglas Goundrey Funeral Home, Inc. ..............     Goundrey-Mundry Funeral Home, Inc.
St. Laurent Funeral Home, Inc. ..........................     St. Laurent Funeral Home and Cremation Service
ZS Acquisition, Inc. ....................................     ZIS-Sweeney Funeral Home, Inc.

NEW MEXICO

SUBSIDIARY                                                    ASSUMED NAME(S)

Advance Planning - Southwest, Inc.
Fitzgerald & Son Funeral Directors, Inc.
Grants Mortuary, Inc.
Griffin Funeral Home, Inc.

SUBSIDIARY                                                    ASSUMED NAME(S)
Hillcrest Memorial Gardens Cemetery, Inc.
Larry A. McGee, Inc. ....................................     McGee Memorial Chapel and Crematory
Strong-Thorne Mortuary, Inc. ............................     Fairview Memorial Park & Crematory
                                                              Sandia Memory Gardens
Valley Memory Gardens, Inc. .............................     Memory Gardens of the Valley
West Funeral Home, Inc.

NEW YORK

SUBSIDIARY                                                    ASSUMED NAME(S)

Carpenter's Funeral Homes, Inc. .........................     Ballard and Lindgren Funeral Homes
                                                              Beilby Funeral Home
                                                              Hills Funeral Home
Cecere Acquisition, Inc.
Coloni Funeral Homes, Inc.
Cusimano & Russo, Inc.
David T. Ferguson Funeral Home, Inc.
DPMC Holdings, Inc.
DeVaney-Bennett Funeral Home, Inc.
Drownwood Forest National Pet Cemetery, Inc. ............     Drown-Strack Memorialists
Edward F. Carter, Inc. ..................................     Carter Memorials
James Funeral Home, Inc.
James J. Stout Funeral Home, Inc.
John Dormi & Sons, Inc.
John J. Healey Funeral Home, Inc.
Joseph G. Duffy, Inc. ...................................     Duffy Regional Managers
Kennedy-Roth Funeral Home, Inc.
La Familia Funeral Home, Inc.
Lang-Tobia-DiPalma Funeral Home, Inc.
Louis Hirsch & Sons, Inc.
M. J. Smith Sons, Inc.
Northeast Monument Company, Inc. ........................     Eastern Monument Company
O'Neill-Redden-Drown Funeral Home, Inc. .................     E.F. Drown Funeral Service
                                                              Lyon Mountain Funeral Home
R. Stutzmann & Son, Inc.
Ridge Chapels, Inc.
Sensible Alternatives, Inc.
SMJ Holdings, Inc.
T. J. McGowan Sons Funeral Home, Inc.
Vay-Meeson Holding Company, Inc.
Vay-Schleich & Meeson Funeral Home Inc. .................     Thurston Funeral Home
Vernon C. Wagner Funeral Homes, Inc. ....................     Butler-Wagner Funeral Home, Inc.
Wagner Acquisition Corporation
Wanamaker & Carlough, Inc.
Wattengel Funeral Home, Inc.
Weeks Funeral Home, Inc.
William Leahy Funeral Home, Inc. ........................     Bocketti Funeral Home
        -                                                      Capital District Funeral Service
                                                              Wm. Leahy Funeral Home
Yablokoff Kingsway Memorial Chapel, Inc. ................     Monuments by Kingsway
Yablokoff-Wandy Funeral Home, Inc.

NORTH CAROLINA


SUBSIDIARY                                                    ASSUMED NAME(S)
Advanced Funeral Planning of North Carolina, Inc.
Bob Miller Funeral Home, Inc. ...........................     Miller Funeral Home
Carothers Holding Company, Inc. .........................     Biggs Funeral Home
                                                              Bunch-Johnson Funeral Home
                                                              Carothers Funeral Home
                                                              Carothers Funeral Homes
                                                              Dallas Funeral Home
                                                              Forest Lawn West Cemetery
                                                              Garrett's Funeral Homes
                                                              Gaston Memorial Park and Mausoleum
                                                              Hankins & Whittington Dilworth Chapel
                                                              Hankins & Whittington Wilson Chapel
                                                              Hillcrest Gardens Cemetery
                                                              Marks Funeral Home
                                                              Martin Memorial Gardens
                                                              McEwen Funeral Home of Monroe
                                                              McNeill Funeral Home
                                                              Mitchell Funeral Homes and Crematory
                                                              Prevatte Funeral Home
                                                              Raleigh Cremation Service
                                                              Reavis Funeral Home Harmony Chapel
                                                              Reavis Funeral Home Yadkinville Chapel
                                                              Westview Gardens Cemetery
                                                              York Memorial Park
                                                              York Funeral Home
CMGI Holdings, Inc.
Crestview Memorial Park, Inc. ...........................     Crestview Memorial Park and Mausoleum
CTMP Holdings, Inc.
Cumberland Memorial Gardens, Inc. .......................     Cumberland Memorial Gardens and Mausoleum Inc.
DVTL Holdings, Inc. .....................................     Grandview Cemetery
                                                              Hillcrest Cemetery
EDCB Holdings, Inc.
EGMC Holdings, Inc.
EVGR Holdings, Inc.
FRVW Holdings, Inc.
GFCY Holdings, Inc.
Hanes-Lineberry Advanced Funeral Planning, Inc. .........     Hanes-Lineberry Funeral Homes Advanced Planning

HDVG Holdings, Inc.
HGLD Holdings, Inc.
Lineberry Cemetery Corporation
Lineberry Group, Inc. ...................................     Carolina Biblical Gardens
                                                              Guilford Memorial Park
                                                              Hanes-Lineberry Funeral Homes
                                                              Lewis Funeral Home
                                                              Loflin Funeral Home
                                                              Pierce Funeral Service
                                                              St. Francis Pet Funeral Service & Cemetery



SUBSIDIARY                                                    ASSUMED NAME(S)
LMBE Holdings, Inc.
Loewen (North Carolina), Inc. ...........................     Bowman-Capps Funeral Home
                                                              Mackie-High Funeral Home
                                                              Moore Funeral Home
ORDG Holdings, Inc.
PDGT Holdings, Inc.
PMLC Holdings, Inc.
Raleigh Memorial Park, Inc.
RCFH Holdings, Inc.
RCMC Holdings, Inc.
Reeves Funeral Home, Inc.
Reeves, Inc. ............................................     Gardens of Memory
                                                              Eastlawn Gardens of Memory Cemetery and
                                                                       Mausoleum
                                                              Westlawn Gardens of Memory Cemetery and
                                                                       Mausoleum
RSHL Holdings, Inc.
RSLN Holdings, Inc.
Scotland County Cemetery, Inc. ..........................     Scotland Cemetery & Mausoleums
SDLG Holdings, Inc.
STNL Holdings, Inc.
Westminster Gardens, Inc. ...............................     Westminster Gardens Mausoleums, Crematory
Williams Funeral Service, (Incorporated)
WSTL Holdings, Inc.

NORTH DAKOTA


SUBSIDIARY                                                    ASSUMED NAME(S)
Advanced Funeral Planning of The Dakotas, Inc.
BLTR Holdings, Inc.
DKMC Holdings, Inc.
EFSI Holdings, Inc.
Eastgate Holdings, Inc.
TMPS Holdings, Inc.
W.B.M., Inc.
WGL Holdings, Inc.


OHIO


SUBSIDIARY                                                    ASSUMED NAME(S)
Aslin Holdings, Inc.
Beam Funeral Home, Inc.
Bennett-Emmert Szakovits Funeral Home, Inc. (90%)
Berry Funeral Home, Inc. ................................     Berry Funeral Homes Inc.
                                                              Craciun-Berry Funeral Home
Burcham Funeral Home, Inc.
Chestnut Hill/Mount Peace Cemeteries, Inc. (non-profit
   corporation managed by LGII, not owned) ..............
                                                              Chestnut Hill Memorial Park
                                                              Mount Peace Cemetery
Corrigan Funeral Home, Inc. .............................     Corrigan Funeral Homes Inc.
Craciun Funeral Home, Inc. ..............................     Craciun Funeral Homes, Inc.
Danlan Corporation


SUBSIDIARY                                                    ASSUMED NAME(S)
DiCicco And Son, Inc. ...................................     DiCicco & Sons Funeral Homes
Forest Hills Memorial Gardens, Inc. (non-profit
     corporation managed by LGII, not owned)
FSMI Holdings, Inc.
Gemini Memorial, Inc.
H. & D. Management Company, Inc.
H.H. Birkenkamp Funeral Home, Inc. ......................     H. H. Birkenkamp Funeral Homes
Heritage Cemetery Management Corporation
Hogenkamp-Bonham Funeral Home, Inc. .....................     Hogenkamp Funeral Home
                                                              Hogenkamp-Rousculp Funeral Home
J.H. Finefrock & Sons, Inc. .............................     Finefrock-Williams Funeral Home
Loewen Cemetery (Ohio), Inc. ............................     West Memory Gardens
LAFF Holdings, Inc.
Midwest Cemetery Service Company
MVMP Acquisition, Inc. (non-profit corporation
     managed by LGII, not owned)
Northeast Ohio Crematory, Inc.
Osiris Holding of Ohio, Inc.
Ohio Network Insurance Agency, Inc. (managed by
     LGII, not owned, not owned)
Pet Haven Memorial Gardens, Inc.
Reed-Nichols Funeral Home, Inc.
Resthaven Memory Garden Cemetery, Inc. (non-profit
     corporation managed by LGII, not owned) ............     Resthaven Memory Gardens
Restlawn Memorial Gardens, Inc.
Restlawn Memorial Park Association (non-profit
     corporation managed by LGII, not owned) ............     Restlawn Memorial Park and Chapel Mausoleum
Rose Hill Management Co., Inc. (non-profit corporation
     managed by LGII, not owned) ........................     Rose Hill Memorial Gardens and Mausoleum, Inc.
Rose Hill Memorial Gardens (non-profit corporation
     managed by LGII, not owned) .........................    Rose Hill Memorial Gardens and Mausoleum, Inc.
Siferd Professional Associates, Inc. ....................     Kolkmeyer-Helmkamp-Orians Funeral Homes
                                                              Siferd Funeral Homes
Sinfran, Inc. ...........................................     Blessing West Funeral Home
                                                              Kinsella Funeral Home
                                                              Blessing Funeral Home West
Spiker-Foster-Shriver Funeral Home, Inc. ................     Spiker-Foster Shriver Funeral Homes
                                                              Spiker-Foster Shriver Funeral Homes PNFS
Terebinski Funeral Forest Hills Chapel, Inc. ............     Terebinski Funeral Home
The Forest Hill Cemetery Association (non-profit
     corporation managed by LGII, not owned)
The Schmidt-Dhonau Company ..............................     Schmidt-Dhonau Funeral Home
                                                              Schmidt-Dhonau Funeral Homes
West Memory Gardens Association (non-profit
     corporation managed by LGII, not owned)
Western Reserve Memorial Garden (non-profit
     corporation managed by LGII, not owned)

OKLAHOMA


SUBSIDIARY                                                    ASSUMED NAME(S)
Ada Cemetery Holding Company, Inc.
Added Touch Flower Shop, Inc.
Advanced Planning of Oklahoma, Inc. (managed by
     LGII, not owned)
Area Funeral Services, Inc.
Arlington Memory Gardens, Inc. ..........................     Arlington Memory Gardens
Baggerley Acquisition, Inc. .............................     Baggerly Funeral Homes
                                                              Baggerly-Edmund Funeral Home
                                                              Baggerly-South Funeral Home
                                                              Memorial Chapel Funeral Home
Bill Eisenhour Funeral Homes, Inc. ......................     Eisenhour Funeral Home
                                                              Support Services of Oklahoma City
GGOK Holdings, Inc.
Gray Funeral Service, Inc. ..............................     Gray Funeral Home
                                                              Lawton Ritter Gray Funeral Home
GRFH Holdings, Inc.
HM Acquisition, Inc.
Hunsaker-Wooten Funeral Home, Inc.
KSFH Holdings, Inc.
Loewen (Oklahoma), Inc. .................................     Brumley-McCurtain Funeral Home
                                                              Cooper - Althouse Funeral Home
                                                              Cooper Funeral Home of Miami, Inc.
                                                              Gaskill - Owens Funeral Chapel
                                                              Grace Memorial Chapel
                                                              Guardian North Chapel
                                                              Guardian West Chapel
                                                              Guardian/Mayes Funeral Home
                                                              Heath Griffith Funeral Service
                                                              Hutchins-Maples Funeral Home
                                                              McMahans Funeral Home, Inc.
                                                              Midtown Funeral Directors & Cremation Services
                                                              Reed - Culver Funeral Home, Inc.
                                                              Resthaven Funeral Home, Inc.
                                                              Roberts Funeral Home
                                                              Roberts/Reed-Culver Funeral Home
                                                              Shidler Chapel
Ludlum Management Services, Inc..........................     Trust Management Services
LWLT Holdings, Inc.
MPOA Holdings, Inc.
PGFH Holdings, Inc.
Resthaven Memorial Company...............................     Resthaven Memorial Park
SGRF Holdings, Inc.
Sunset Memorial Gardens, Inc.


OREGON


SUBSIDIARY                                                    ASSUMED NAME(S)
Advanced Planning, Inc.
American Burial & Cremation Services, Inc. ..............     American Burial & Cremation Alternatives
                                                              American Burial and Cremation Services of
                                                                 Oregon


SUBSIDIARY                                                    ASSUMED NAME(S)
Bateman Funeral Chapel, Inc. ............................     Bateman Carrol Funeral Chapel & Crematory
                                                              Bateman Carrol Funeral Chapel & Crematory
                                                                 PNFS
Beaverton Funeral Home, Inc. ............................     Pegg, Paxson & Springer
Belcrest Memorial Association
Belcrest Memorial Park, Inc. ............................     Belcrest Memorial Park Mausoleum & Cemetery
BFCI Holdings, Inc.
Buell Chapel, Inc.
Cemetery Services, Inc. .................................     Forest Lawn Cemetery
Fir Lawn Chapel, Inc. ...................................     Bronleewe-Bass Funeral Home.
Gable and Parkrose Funeral Chapels, Inc. ................     Portland Funeral Service
Haakinson-Groulx Mortuary, Inc.
Howell-Edwards-Doerksen Chapel of the Gardens, Inc. .....     Howell-Edwards-Doerkson with Rigdon-Ransom
                                                                 Funeral Directors
Litwiller Funeral Home, Inc. ............................     Litwiller-Simonsen Funeral Home
NMP Holdings, Inc.
O'Hair's Funeral Chapel, Inc. ...........................     O'Hair's & Riggs Funeral Chapel
Pacific Mausoleum Co., Inc. .............................     Bronleewe-Bass Funeral Home PNFS
                                                              Fir Lawn Cemetery
Peake Memorial Chapel, Inc.
Portland Funeral Alternatives, Inc. .....................     Portland Funeral Service
The Portland Memorial, Inc. .............................     Advanced Planning Oregon
                                                              Gable PNFS
                                                              Portland Memorial PNFS
Universal Memorial Centers I, Inc. ......................     Donelson, Sewell & Matthews Mortuary
                                                              Valley Memorial Park
Universal Memorial Centers II, Inc. .....................     Deschutes Memorial Gardens & Funeral Home
                                                              Deschutes Memorial Gardens & Funeral Home
                                                                 PNFS
Universal Memorial Centers III, Inc. ....................     Universal Memorial Society
Young's Funeral Home, Inc.


PENNSYLVANIA


SUBSIDIARY                                                    ASSUMED NAME(S)
Alleva Funeral Home, Inc. (managed by LGII, not
     owned)
Alleva Leasing Corporation ..............................     Alleva Funeral Home Inc.
BFMI Co.
BLH Management, Inc.
Bright Undertaking Company ..............................     Bright Funeral Home
Burton L. Hirsch Funeral Home, Inc. (managed by LGII, not
     owned)
H. Samson, Inc.
Knee Funeral Home of Wilkinsburg, Inc.
Memorial Cemetery Advisors, Inc.
Neill Funeral Home, Inc. (managed by LGII, not owned)
NFH Leasing Corporation
Nineteen Thirty-Five Holdings, Inc.
Oak Woods Management Company
Osiris Insurance Agency of Pennsylvania, Inc.
Parklawn Acquisition, Inc.
Reese Funeral Home, Inc. (managed by LGII, not owned)


SUBSIDIARY                                                    ASSUMED NAME(S)
Reese Leasing Corporation
Reese Management Corporation ............................     Reese Funeral Home
Stone and Metal, Incorporated


RHODE ISLAND


SUBSIDIARY                                                    ASSUMED NAME(S)
BJFH Acquisition, Inc.
FRGS Holdings, Inc.
George M. Wilbur-Romano & Sons, Inc. ....................     Wilbur-Romano Funeral Home
John B. Romano & Sons, Inc. .............................     Romano Funeral Home
Pontarelli-Marino Funeral Home, Inc.
RIFH Holdings, Inc.


SOUTH CAROLINA


SUBSIDIARY                                                    ASSUMED NAME(S)
Carothers Holding Company (South Carolina), Inc. ........     Bass Funeral Home
                                                              Bush River Memorial Gardens Chapel Mausoleum
                                                              Caughman-Harman Funeral Homes
                                                              Chapin Chapel
                                                              Gordon Mortuary
                                                              Irmo-St. Andrews Chapel
                                                              Lexington Chapel
                                                              Mahaffey Funeral Home
Cauthen's, Inc. of York County ..........................     Cauthen Funeral Home
CRNT
Elmwood Cemetery and Gardens, Inc. ......................     Elmwood Cemetery & Gardens
Forest Lawn Cemetery, Inc. ..............................     Forest Lawn Cemetery East of Laurens
Frederick Memorial Gardens, Inc.
Good Shepherd Memorial Park, Inc.
Graceland Cemetery Development Co. ......................     Graceland Cemeteries
                                                              Graceland East Memorial Park
                                                              Graceland West Cemetery
Memorial Gardens of Charleston, Inc. ....................     Whispering Pines Memorial Gardens
Poteet Funeral Home, Inc. ...............................     North Augusta Chapel
                                                              Poteet Funeral Homes
Rock Hill Memorial Gardens, Inc.
Shuford-Hatcher Company .................................     Shuford-Hatcher Funeral Home
Springhill Memorial Gardens, Inc.


SOUTH DAKOTA


SUBSIDIARY                                                    ASSUMED NAME(S)
BHRN Holdings, Inc.
HFFC Holdings, Inc.
HRMP Management, Inc.
OSFH Holdings, Inc.
Prata Funeral Homes, Inc. ...............................     Prata Funeral Home
RSTL Holdings, Inc.


SUBSIDIARY                                                    ASSUMED NAME(S)
Sunset Management, Inc.


TENNESSEE

SUBSIDIARY                                                    ASSUMED NAME(S)
Advance Planning of Tennessee, Inc.
BURS Holding, Inc.
Coffey Mortuary, Inc.
Crestview Memorial Park, Inc.
Dickson Funeral Home, Incorporated ......................     Dickson Funeral Home White Bluff Chapel
DMA Corporation .........................................     Danridge Memorial Gardens
                                                              Hamblen Memory Gardens & Mausoleum
                                                              Hamblen Memory Gardens and Mausoleum
                                                              Jefferson Memorial Gardens
                                                              McMinn Memory Gardens
Eagle Financial Associates, Inc. ........................     Eagle Finance
Eastview Memorial Gardens, Inc. .........................     Eastview Memorial Gardens & Chapel Mausoleum
Eternity Memorial, Inc. .................................     Eternity Memorials, Inc.
Family Funeral Service Group, Inc. (99.98%) .............     Anderson Memorial Gardens and Chapel
                                                                  Mausoleum
                                                              Austin & Bell Funeral Homes, Inc.
                                                              McCarty-Martin Oak Ridge Funeral Home, Inc.
                                                              Robertson County Memorial Gardens, Inc.
Franklin Memorial Chapel, Inc. ..........................     Brown Funeral Home
                                                              Carr & Erwin Funeral Home, Inc.
                                                              Daves-Culbertson, Inc.
                                                              McMinnville Funeral Home, Inc.
                                                              Wilson Funeral Home, Inc.
Funeral Concepts of Knoxville, Inc.
Heritage  Family Holding Company
Hilcrest Cemetery Corporation ...........................     Hilcrest Memorial Gardens
J. W. Curry & Son, Inc. .................................     J. W. Curry & Son Funeral Home
Johnson Funeral Home of Church Hill, Inc.
Kingston Memorial Gardens, Inc. .........................     Roane and Kingston Memorial Gardens, Inc.
Kiser Funeral Home, of Greeneville, Incorporated.........     Kiser Funeral Home
Luff Bowen Funeral Home, Inc.
Mayes Mortuary, Inc.
Memorial Park, Inc. .....................................     Flowers in the Park
                                                              Memorial Park Cemetery
                                                              Memorial Park Funeral Home
                                                              Memorial Park Southwoods
Nave Funeral Home, Inc. .................................     McReynolds-Nave & Larson Funeral Home, Inc.
                                                              Memorials & Monuments of Clarksville
Newby Funeral Home, Inc.
Northridge/Woodhaven Chapel & Cemetery, Inc. ............     Northridge/Woodhaven Cemetery
                                                              Northridge/Woodhaven Funeral Chapel
Pettus-Owen & Wood Funeral Home, Inc. ...................     Alexander Funeral Home, Inc.
                                                              Benton County Memorial Gardens, Inc.
                                                              Dicksons' Fairview Chapel
                                                              Pettus-Owen and Woods Funeral Directors
                                                              Stockdale-Malin Funeral Home, Inc.
                                                              Stockdale-Malin Funeral Home, Incorporated
                                                              Sumner Memorial Gardens, Inc.


SUBSIDIARY                                                    ASSUMED NAME(S)
Rawlings Funeral Home, Inc. .............................     Colboch-Price Funeral Home, Inc.
                                                              McCarty's Evergreen Chapel, Inc.
                                                              McCarty's Mortuary, Inc.
                                                              McNeil Funeral Home, Inc.
Roane Memorial Gardens, Inc. ............................     Roane and Kingston Memorial Gardens
Roselawn Memorial Gardens Corporation
Smith Funeral Home, Inc.
Spring Hill Cemetery Company ............................     Spring Hill Cemetery & Mausoleum
Sweetwater Valley Memorial Park, Inc. ...................     Sweetwater Memory Gardens, Inc.
Tennessee Valley Memory Gardens and Funeral Home, Inc. ..     McCarty's Woodhaven Chapel
                                                              Oakridge Memorial Park
                                                              Woodhaven Chapel & Memorial Gardens
Weaver Funeral Home, Inc. ...............................     McCarty-Weaver Cumberland Chapel, Inc.
                                                              Stubblefield Funeral Home, Inc.
White's Vault Co. .......................................     White Vault Co.
Wilson County Memorial Park, Inc.


TEXAS


SUBSIDIARY                                                    ASSUMED NAME(S)
Advanced Funeral Planning of Texas, Inc. (managed by LGII,
   not owned)
Affordable Caskets, Inc.
American Mausoleum Co. ..................................     Chapel Hill Memorial Park
                                                              Heritage Chapel Hill Funeral Home & Memorial Park
                                                              Heritage Memorial Funeral Home PNFS
Bernard Probst Chapel, Inc. .............................     Probst Funeral Home
Cavazos Memorial Chapel, Inc. ...........................     Elsa Memorial Chapel
CDRH Holdings, Inc.
Crown Hill Memorial Park, Inc.
Darling-Mouser Funeral Home, Inc. .......................     Darling-Mouser Chapel
Del Rio Memorial Park, Inc. (85%)
Directors Cemetery (Texas), Inc. (85%) ..................     Lamesa Memorial Park
DSP General Partner, Inc. (85%)
Dudley M. Hughes Funeral Home, Inc. .....................     Hughes-Buckner Chapel
Dudley M. Hughes Funeral Home North Chapel, Inc. ........     Hughes Funeral Home North Chapel
Dunwood Cemetery Service Company ........................     Cathedral In The Pines Memorial Gardens
Earthman Holdings, Inc.
Ed C. Smith & Brothers Funeral Directors, Inc.
Funeral Service, Inc.
Grace Memorial Park, Inc.
HLLB, Inc. ..............................................     Colonial Funeral Home
Hughes Funeral Homes, Inc. ..............................     Hughes Funeral Home - Jefferson Chapel
Hughes Funerals, Inc. ...................................     Hughes-Cedar Hill Chapel
Hughes Southland Funeral Home, Inc. .....................     Hughes Funeral Home - Southland Chapel
James Funeral Home, Incorporated (85%)
Loewen Cemetery (Texas), Inc. ...........................     Beeville Memorial Park
                                                              Conroe Memorial Cemetery
                                                              Garden Park Cemetery


SUBSIDIARY                                                    ASSUMED NAME(S)
                                                              Green Acres Memorial Park
                                                              Holly Hills Memorial Park
                                                              Lawnhaven Memorial Gardens, Inc
                                                              Resthaven Cemetery
                                                              Rio Grande Valley Memorial Park
Max Martinez Funeral Home, Incorporated .................     Colonial Chapel Hill Funeral Home & Memorial
                                                                  Park
                                                              Max Martinez Mortuary
                                                              North Park Funeral Home
Memorial Park Cemetery of Tyler, Texas (85%) ............     Memorial Park Cemetery of Tyler
National Capital Life Insurance Company
NMCS Holdings, Inc.
Northwest Services, Inc. ................................     Cy-Fair Northwest Funeral Home
Oak Bluff Memorial Park, Inc., Of Port Neches ...........     Oak Bluff Memorial Park
Pace-Stancil Funeral Home, Inc.
Pace-Stancil Memorial Rest Gardens, Inc.
Panola County Restland Memorial Park, Inc. (85%)
Paragon Trevino Funeral Home, Inc. ......................     Trevino Funeral  Homes
Pioneer Funeral Plans, Inc. (85%)
Pitts Kreidler - Ashcraft Funeral Directors, Inc. .......     Kreidler-Ashcraft-Garza-Elizondo Funeral
                                                                  Directors
Sharpstown Services, Inc.
Travis Land Company
Trevino Funeral Home - Palo Alto, Inc. ..................     Trevino Funeral Home
Trevino Funeral Home, Inc.
Tyler Memorial Funeral Home and Chapel, Inc. (85%) ......     Memorial Funeral Home of Tyler
                                                              Whitehouse Memorial Funeral Home
Waco Memorial Park ......................................     Waco Memorial Park and Mausoleum


UTAH

SUBSIDIARY                                                    ASSUMED NAME(S)
Leavitt Acquisition One, Inc.
Leavitt Acquisition Two, Inc.


VIRGINIA


SUBSIDIARY                                                    ASSUMED NAME(S)
Advanced Planning of Virginia, Inc. .....................     Mullins & Thompson Funeral Service
Arlington Funeral Home, Incorporated
Barnett's Marion Funeral Home, Inc. .....................     Barnett's Funeral Home
Bucktrout Funeral Home of Williamsburg, Inc. ............     Bucktrout of Williamsburg
HFCK Holdings, Inc.
HFH, Inc.
Hill Funeral Home, Inc.
Ives-Pearson Funeral Home, Inc. .........................     Pearson Funeral Home
Jones-Ash Funeral Home, Inc.
Kyger Funeral Home, Inc. ................................     Rest Haven Cemetery
L & D Enterprises, Incorporated .........................     Riverside Funeral Home & Crematory
Lacy Funeral Home, Inc.
Lee Funeral Home of Manassas, Inc. ......................     Lee Funeral Home


SUBSIDIARY                                                    ASSUMED NAME(S)
Lineberry Group (Virginia), Inc..........................     Collins & McKee-Stone Funeral Services
                                                              Divguid Funeral Service
                                                              Howell Funeral Home
                                                              Lindsey Funeral Homes and Crematory
                                                              Lomax Funeral Home
                                                              Lynch Funeral Home
Mullins Holding Company .................................     Mullins & Thompson Funeral Service
Sensible Alternatives of Virginia, Inc.
Sidney F. Harrell Funeral Home, Inc. ....................     Harrell Funeral Home
Sunset Memorial, Inc. ...................................     Southland Memorial Gardens and Mausoleum, Inc.
Tomlinson Funeral Home, Inc. ............................     Community Funeral Services
Umphlett Funeral Home, Inc.
Williamsburg Funeral Home, Inc.
Woodward Funeral Home, Incorporated


WASHINGTON


SUBSIDIARY                                                    ASSUMED NAME(S)
Acacia Memorial Park ....................................     Acacia Memorial Park and Funeral Home
Advanced Planning of Washington, Inc.
American Burial & Cremation Services, Inc. ..............     American Burial & Cremation PNFS
Bauer Funeral Chapel, Inc.
Brown Mortuary Service, Inc.
Dahl/McVicker Funeral Homes, Inc. .......................     McVicker's Chapel on the Hill
Davies Cremation & Burial Services, Inc.
Evergreen Funeral Home and Cemetery, Inc.
Green Service Corporation ...............................     Chapel of the Valley
                                                              Colonial Chapel
                                                              Snoqualmie Valley Chapel
                                                              Sunset Hills Chapel
J & K Management Company ................................     Braun Funeral Home
                                                              Evergreen Memorial Park
                                                              Jones & Jones
                                                              Merritt Funeral Home
                                                              Waterville Funeral Home
Jerns Funeral Chapel, Inc. ..............................     Jerns Funeral Chapel and Crematorium
                                                              Jerns-McKinney Funeral Chapel
Kimball Funeral Home, Inc.
LNGV Holdings, Inc.
LVMG Holdings, Inc.
Malletta-Vertin Holdings, Inc.
Marysville Acquisition, Inc. ............................     Marysville Cemetery
NPCI Holdings, Inc.
Powers Ambulance Service, Inc.
Powers Funeral Home, Inc. ...............................     Woodlawn Abbey Mausoleum
Price-Helton Funeral Chapel, Inc. .......................     Price-Helton Funeral Home
S & H Properties and Enterprises, Inc. ..................     Howell, Edwards, Doerksen with Rigdon-Ransom
                                                                  Funeral Directors
                                                              Keizer Funeral Chapel
                                                              Mills & Mills Funeral Directors
                                                              Mills & Mills Funeral Directors PNFS
                                                              Olympic Funeral Home & Memorial Gardens
                                                              Olympic Memorial Funeral Home PNFS


SUBSIDIARY                                                    ASSUMED NAME(S)
Schaefer-Shipman Funeral Home, Inc.
Shaw & Sons Funeral Directors, Inc.
Sticklin Funeral Chapel, Inc.
Sunset Marketing, Inc.
Vancouver Funeral Chapel, Inc.


WEST VIRGINIA


SUBSIDIARY                                                    ASSUMED NAME(S)
Advance Planning of West Virginia, Inc.
BFH, Inc.
CMC Holdings, Inc.
Davis Funeral Home, Inc. ................................     Bartlett Funeral Home
Dorsey Funeral Home, Inc.
FFH, Inc.
FMI Holdings, Inc.
R.J.P. Enterprises, Inc.
SNV Holdings, Inc.
SPNF Holdings, Inc.
TKFG Holdings, Inc.
WXFH Holdings, Inc.


WISCONSIN

SUBSIDIARY                                                    ASSUMED NAME(S)
Arlington Park Cemetery, Inc.
Community Funeral Homes of Wisconsin, Inc.
Great Lakes Cemeteries I, Inc. ..........................     Mormon Coulee Memorial Park
                                                              Sun Prairie Memory Garden
                                                              Sunrise Memorial Gardens
Great Lakes Cemetery, L.L.C.
Greenlawn Memorial Park (managed by LGII, not owned). ...     Green Lawn Cemetery & Mausoleum
Highland Management Corp.                                     Highland Memory Gardens
HMC Acquisition, Inc.
Knollwood Memorial Park, Inc.
La Crosse County Cemetery Association (managed by LGII,
     not owned)
Ledgeview Memorial Park (managed by LGII, not owned)
Milton Lawns Memorial Park of Janesville, Inc. ..........     Milton Lawns Memorial Park & Mausoleum
Northern Land Company, Inc. .............................     Greenlawn Memorial Park
                                                              Shrine of Rest Mausoleum at Ledgeview Memorial
                                                                    Park
Osiris Holding of Wisconsin, Inc. .......................     Forest Hill Memorial Park
Perfection Management Corporation .......................     Glenview Memorial Gardens
Roselawn Memorial Park Company (managed by LGII, not          Roselawn Memorial Park
     owned)
Roselawn Memory Gardens .................................     Roselawn Memorial Park
Roselawn Operations, Inc. ...............................     Roselawn Memorial Park
Sheboygan County Cemetery Association (managed by
     LGII, not owned)


SUBSIDIARY                                                    ASSUMED NAME(S)
Sunrise Memorial Gardens Association (managed by
     LGII, not owned)
Sunset Ridge, Inc. ......................................     Sunset Ridge Memorial Park


WYOMING


SUBSIDIARY                                                    ASSUMED NAME(S)
BHWY Holdings, Inc.
CHMP Holdings, Inc.
HFH Acquisition, Inc.
HPS Acquisition, Inc.
Memorial Services, Inc.
WYMG Holdings, Inc.